Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended September 26, 2021
FREMONT, Calif., October 20, 2021 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended September 26, 2021 (the “September 2021 quarter”).
Highlights for the September 2021 quarter were as follows:
•Revenue of $4.30 billion.
•U.S. GAAP gross margin of 45.9%, U.S. GAAP operating income as a percentage of revenue of 31.9%, and U.S. GAAP diluted EPS of $8.27.
•Non-GAAP gross margin of 46.0%, non-GAAP operating income as a percentage of revenue of 32.4%, and non-GAAP diluted EPS of $8.36.
Key Financial Data for the Quarters Ended
September 26, 2021 and June 27, 2021
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	September 2021	June 2021	Change Q/Q
Revenue	$4,304,465	$4,145,179	+ 4%
Gross margin as percentage of revenue	45.9%	46.2%	- 30 bps
Operating income as percentage of revenue	31.9%	31.7%	+ 20 bps
Diluted EPS	$8.27	$7.98	+ 4%

Non-GAAP
	September 2021	June 2021	Change Q/Q
Revenue	$4,304,465	$4,145,179	+ 4%
Gross margin as percentage of revenue	46.0%	46.5%	- 50 bps
Operating income as percentage of revenue	32.4%	32.6%	- 20 bps
Diluted EPS	$8.36	$8.09	+ 3%

U.S. GAAP Financial Results
For the September 2021 quarter, revenue was $4,304 million, gross margin was $1,977 million, or 45.9% of revenue, operating expenses were $605 million, operating income was 31.9% of revenue, and net income was $1,180 million, or $8.27 per diluted share on a U.S. GAAP basis. This compares to revenue of $4,145 million, gross margin of $1,915 million, or 46.2% of revenue, operating expenses of $599 million, operating income of 31.7% of revenue, and net income of $1,145 million, or $7.98 per diluted share, for the quarter ended June 27, 2021 (the “June 2021 quarter”).
Non-GAAP Financial Results
For the September 2021 quarter, non-GAAP gross margin was $1,980 million, or 46.0% of revenue, non-GAAP operating expenses were $586 million, non-GAAP operating income was 32.4% of revenue, and non-GAAP net income was $1,192 million, or $8.36 per diluted share. This compares to non-GAAP gross margin of $1,926 million, or 46.5% of revenue, non-GAAP operating expenses of $574 million, non-GAAP operating income of 32.6% of revenue, and non-GAAP net income of $1,161 million, or $8.09 per diluted share, for the June 2021 quarter.
“Driven by strong demand and solid execution, Lam delivered its sixth consecutive quarter of record revenue and earnings per share,” said Tim Archer, Lam Research’s President and Chief Executive Officer. “In a robust wafer fabrication equipment environment, Lam is delivering the innovation needed for the success of our customers' semiconductor manufacturing roadmaps.”

Balance Sheet and Cash Flow Results
Cash and cash equivalents, short-term investments, and restricted cash and investments balances decreased to $4.9 billion at the end of the September 2021 quarter compared to $6.0 billion at the end of the June 2021 quarter. This decrease was primarily the result of $1.2 billion of share repurchases, including net share settlement of employee stock-based compensation; $185.4 million of dividends paid to stockholders; and $136.4 million of capital expenditures, partially offset by $457.5 million of cash generated from operating activities.
Revenue
The geographic distribution of revenue during the September 2021 quarter is shown in the following table:

Region	Revenue
China	37%
Korea	21%
Taiwan	15%
Japan	11%
Southeast Asia	8%
United States	6%
Europe	2%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended
	September 26, 2021	June 27, 2021	September 27, 2020
	(In thousands)
System revenue	$2,924,883	$2,763,877	$2,148,241
Customer support-related revenue and other	1,379,582	1,381,302	1,028,839
	$4,304,465	$4,145,179	$3,177,080
System revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook

For the quarter ended December 26, 2021, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP
Revenue	$4.4 Billion	+/-	$250 Million	—		$4.4 Billion	+/-	$250 Million
Gross margin as a percentage of revenue	46.0%	+/-	1%	$1	Million	46.0%	+/-	1%
Operating income as a percentage of revenue	31.7%	+/-	1%	$13	Million	32.0%	+/-	1%
Net income per diluted share	$8.37	+/-	$0.50	$12	Million	$8.45	+/-	$0.50
Diluted share count	142 Million			—		142 Million
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, gains or losses on equity investments, other investments, or other significant arrangements that may be completed or recognized after the date of this release. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $1 million.

•Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $13 million.

•Net income per diluted share - amortization related to intangible assets acquired though business combinations, $13 million; amortization of note discounts, $1 million; and associated tax benefit for non-GAAP items ($2 million); totaling $12 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the September 2021 and June 2021 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, and the income tax benefit of non-GAAP items. Additionally, the June 2021 quarter non-GAAP results exclude product rationalization charges.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at http://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margins, operating income and net income; demand for wafer fabrication equipment; our operational execution; and our ability to deliver innovative products and services to our customers. Some factors that may affect these forward-looking statements include: supply chain disruptions or manufacturing capacity constraints may limit our ability to manufacture and sell our products; trade regulations, export controls, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; the severity, magnitude and duration of the COVID–19 pandemic (and the related governmental, public health, business and community responses to it), and their impacts on our business, results of operations and financial condition, are evolving and are highly uncertain and unpredictable; and widespread outbreaks of illness may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10–K for the fiscal year ended June 27, 2021. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.

Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX-F)
Consolidated Financial Tables Follow.
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LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended
	September 26, 2021	June 27, 2021	September 27, 2020
Revenue	$4,304,465	$4,145,179	$3,177,080
Cost of goods sold	2,327,711	2,229,978	1,670,901
Gross margin	1,976,754	1,915,201	1,506,179
Gross margin as a percent of revenue	45.9%	46.2%	47.4%
Research and development	382,327	381,749	355,367
Selling, general and administrative	222,194	217,525	189,748
Total operating expenses	604,521	599,274	545,115
Operating income	1,372,233	1,315,927	961,064
Operating income as a percent of revenue	31.9%	31.7%	30.2%
Other expense, net	(28,857)	(7,166)	(38,792)
Income before income taxes	1,343,376	1,308,761	922,272
Income tax expense	(163,632)	(164,104)	(98,821)
Net income	$1,179,744	$1,144,657	$823,451
Net income per share:
Basic	$8.32	$8.02	$5.67
Diluted	$8.27	$7.98	$5.59
Number of shares used in per share calculations:
Basic	141,743	142,662	145,267
Diluted	142,612	143,514	147,248
Cash dividend declared per common share	$1.50	$1.30	$1.30

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 26, 2021	June 27, 2021	September 27, 2020
	(unaudited)	(1)	(unaudited)
ASSETS
Cash and cash equivalents	$4,042,151	$4,418,263	$4,129,067
Investments	569,472	1,310,872	2,528,841
Accounts receivable, net	3,397,180	3,026,430	2,317,922
Inventories	2,872,141	2,689,294	2,138,050
Prepaid expenses and other current assets	263,738	207,528	161,003
Total current assets	11,144,682	11,652,387	11,274,883
Property and equipment, net	1,372,533	1,303,479	1,133,529
Restricted cash and investments	251,448	252,487	253,458
Goodwill and intangible assets	1,614,959	1,622,499	1,646,343
Other assets	1,181,930	1,061,300	748,795
Total assets	$15,565,552	$15,892,152	$15,057,008
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$6,368	$11,349	$834,138
Other current liabilities	3,402,852	3,516,518	2,572,730
Total current liabilities	3,409,220	3,527,867	3,406,868
Long-term debt and finance lease obligations	4,988,964	4,990,333	4,993,495
Income taxes payable	881,325	948,037	879,870
Other long-term liabilities	466,000	398,727	351,283
Total liabilities	9,745,509	9,864,964	9,631,516
Temporary equity, convertible notes	—	—	6,307
Stockholders’ equity (2)	5,820,043	6,027,188	5,419,185
Total liabilities and stockholders’ equity	$15,565,552	$15,892,152	$15,057,008

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 140,811 as of September 26, 2021, 142,501 as of June 27, 2021, and 144,593 as of September 27, 2020.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended
	September 26, 2021	June 27, 2021	September 27, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,179,744	$1,144,657	$823,451
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	79,874	78,397	72,912
Deferred income taxes	(13,023)	(146,029)	(1,850)
Equity-based compensation expense	58,099	56,321	55,988
Other, net	(8,690)	(27,786)	4,339
Changes in operating assets and liabilities	(838,480)	330,375	(312,329)
Net cash provided by operating activities	457,524	1,435,935	642,511
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(136,427)	(104,622)	(62,806)
Net sale (purchase) of available-for-sale securities	738,043	799,965	(737,074)
Other, net	(4,923)	(6,282)	(1,786)
Net cash provided by (used for) investing activities	596,693	689,061	(801,666)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt	(6,338)	(822,046)	(19,173)
Treasury stock purchases	(1,236,753)	(431,255)	(448,581)
Dividends paid	(185,431)	(185,385)	(167,129)
Reissuance of treasury stock related to employee stock purchase plan	—	56,330	—
Proceeds from issuance of common stock	742	851	5,538
Other, net	188	(269)	(2,140)
Net cash used for financing activities	(1,427,592)	(1,381,774)	(631,485)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(3,776)	702	4,082
Net (decrease) increase in cash, cash equivalents, and restricted cash	(377,151)	743,924	(786,558)
Cash, cash equivalents, and restricted cash at beginning of period	4,670,750	3,926,826	5,169,083
Cash, cash equivalents, and restricted cash at end of period	$4,293,599	$4,670,750	$4,382,525

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	September 26, 2021	June 27, 2021
Revenue	$4,304,465	$4,145,179
Gross margin	$1,979,742	$1,926,323
Gross margin as percentage of revenue	46.0%	46.5%
Operating expenses	$586,477	$573,707
Operating income	$1,393,265	$1,352,616
Operating income as a percentage of revenue	32.4%	32.6%
Net income	$1,191,561	$1,161,211
Net income per diluted share	$8.36	$8.09
Shares used in per share calculation - diluted	142,612	143,514
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	September 26, 2021	June 27, 2021
U.S. GAAP net income	$1,179,744	$1,144,657
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	1,092	1,092
Elective deferred compensation ("EDC") related liability valuation increase - cost of goods sold	1,896	4,256
Product rationalization - cost of goods sold	—	5,774
EDC related liability valuation increase - research and development	3,412	7,661
Product rationalization - research and development	—	426
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	12,357	12,357
EDC related liability valuation increase - selling, general and administrative	2,275	5,123
Amortization of note discounts - other expense, net	683	923
Gain on EDC related asset - other expense, net	(7,437)	(17,184)
Net income tax benefit on non-GAAP items	(2,461)	(3,874)
Non-GAAP net income	$1,191,561	$1,161,211
Non-GAAP net income per diluted share	$8.36	$8.09
U.S. GAAP net income per diluted share	$8.27	$7.98
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	142,612	143,514

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	September 26, 2021	June 27, 2021
U.S. GAAP gross margin	$1,976,754	$1,915,201
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	1,092	1,092
EDC related liability valuation increase	1,896	4,256
Product rationalization	—	5,774
Non-GAAP gross margin	$1,979,742	$1,926,323
U.S. GAAP gross margin as a percentage of revenue	45.9%	46.2%
Non-GAAP gross margin as a percentage of revenue	46.0%	46.5%
U.S. GAAP operating expenses	$604,521	$599,274
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(12,357)	(12,357)
EDC related liability valuation increase	(5,687)	(12,784)
Product rationalization	—	(426)
Non-GAAP operating expenses	$586,477	$573,707
U.S. GAAP operating income	$1,372,233	$1,315,927
Non-GAAP operating income	$1,393,265	$1,352,616
U.S. GAAP operating income as percent of revenue	31.9%	31.7%
Non-GAAP operating income as a percent of revenue	32.4%	32.6%

Lam Research Corporation Contacts:
Tina Correia, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com